UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _3/31

Date of reporting period: _3/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
March 31, 2015

Franklin California Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin California
Tax-Free Income Fund	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	12
Financial Statements	30
Notes to Financial Statements	33
Report of Independent Registered
Public Accounting Firm	40
Tax Information	41
Board Members and Officers	42
Shareholder Information	48

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Annual Report

Franklin California Tax-Free Income Fund

We are pleased to bring you Franklin California Tax-Free Income Fund’s annual report for the fiscal year ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

3/31/15

% of Total
Ratings	Long-Term Investments
AAA	8.26%
AA	41.23%
A	18.87%
BBB	21.65%
Below Investment Grade	4.64%
Refunded	4.53%
Not Rated	0.82%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $7.21 on March 31, 2014, to $7.60 on March 31, 2015. The Fund’s Class A shares paid dividends totaling 30.57 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.79% based on an annualization of the 2.51 cent per share March dividend and the maximum offering price of $7.94 on March 31, 2015. An investor in the 2015 maximum combined effective federal and California personal income tax bracket of 50.83% would need to earn a distribution rate of 7.71% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions

4/1/14–3/31/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
April	2.61	2.28	2.67
May	2.61	2.28	2.67
June	2.56	2.23	2.62
July	2.56	2.23	2.62
August	2.56	2.23	2.62
September	2.56	2.22	2.61
October	2.56	2.22	2.61
November	2.51	2.17	2.56
December	2.51	2.16	2.57
January	2.51	2.16	2.57
February	2.51	2.16	2.57
March	2.51	2.15	2.58
Total	30.57	26.49	31.27

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

State Update

California’s diverse and large economy strengthened during the Fund’s fiscal year. Employment grew at a faster rate than the nation’s due to high-technology industry employment, particularly in the Silicon Valley and San Francisco metropolitan areas. These gains helped the state’s unemployment rate decline from 7.9% to a seven-year low of 6.5% at period-end.3 In comparison, the national average was 5.5% at period-end.3 California’s housing market rebounded during the period. Home prices recorded strong gains, largely because of a slow pace of construction in major markets such as San Francisco and Los Angeles, where demand for homes was highest. Despite the rising costs, pending home sales reached a six-year high in February 2015. The state has several economic advantages, such as a well-educated workforce, the ability to attract venture capital, and a leading role in the growing biotechnology and alternative energy industries. California residents also have somewhat higher income than the national average.

California experienced better-than-budgeted results in fiscal year 2014 (ended June 30) largely because revenue growth exceeded expectations. The state closed its fiscal year 2014 in its strongest fiscal position of the past decade. The enacted budget for fiscal year 2015 was expected to further pay down budgetary deferrals and to add to the state’s budget stabilization fund, the first time a deposit has been made to this fund in several years. Passage of Proposition 2 by voters in November was expected to further bolster state budget reserves and simplify passage of future budgets. The governor’s budget proposal for fiscal year 2016 called for a slight increase in spending over the previous year’s budget. Public schools and health and human services programs would receive modest funding increases. The proposal also featured spending on measures designed to address a severe drought. The governor also proposed using some of the state’s revenue overper-formance to pay down debt and build reserves, including a transfer to the newly created rainy day fund. California’s net tax-supported debt was $2,465 per capita and 5.3% of personal income, compared with the $1,054 and 2.6% national medians.4

Independent credit rating agency Moody’s Investors Service assigned California’s general obligation bonds an Aa3 rating with a stable outlook.5 The rating and outlook reflected Moody’s view of the state’s rapidly improving financial position, high but declining debt, adjusted net pension liability ratios that were close to the state median, strong liquidity and robust employment growth. However, Moody’s noted some challenges, including California’s highly volatile tax revenue structure and governance restrictions, lack of reserves to cushion the state’s finances from future downturns, and continued difficulties resulting from past reliance on deficit borrowing and other one-time solutions to resolve prior years’ budgetary gaps.

Municipal Bond Market Overview

Despite a 19% increase in total municipal bond issuance for the 12 months ended March 31, 2015, compared with the same period in 2014, municipal bond market performance remained strong as prices rose.6 The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, generated a +6.62% total return for the period.7 In comparison, the Barclays U.S. Treasury Index posted a 12-month total return of +5.36%.7

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ended the program during the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for 12 consecutive months as of March.

Data released during the period under review suggested that economic activity grew at a moderate pace. The U.S. unemployment rate declined from 6.6% in March 2014 to 5.5% in March 2015, while inflation remained benign.3 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has been more concerned with the former, seeking to foster greater economic growth. Although the Fed kept its target interest rate at 0%–0.25% during the past 12 months, Fed Chair Janet Yellen’s March policy statement removed the word “patience” in relation to raising the target rate. Despite removing this word, the Fed reaffirmed its commitment to keeping interest rates lower than what it views as

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.
5. This does not indicate Moody’s rating of the Fund.
6. Source: Thomson Reuters.
7. Source: Morningstar.
See www.franklintempletondatasources.com for additional data provider information.

4 | Annual Report

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normal. Bond market participants focused on the Fed’s commitment to maintain an accommodative policy, which drove Treasury prices higher. After the Fed’s announcement, the 30-year Treasury bond price rallied nearly two percent and the two-year Treasury note made its largest one-day gain since 2009.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file for bankruptcy under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015. The ruling led to price volatility among several Puerto Rico municipal bond issues. Generally, prices rose for those agencies covered by the restructuring act and fell for those not covered by the law.

The ruling also prompted independent credit rating agencies Standard & Poor’s (S&P), Moody’s and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut.

In addition, Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Breakdown

3/31/15

% of Total
Long-Term Investments*
Transportation	22.2%
General Obligation	17.9%
Hospital & Health Care	14.6%
Refunded	13.1%
Utilities	11.7%
Subject to Government Appropriations	9.1%
Tax-Supported	4.6%
Higher Education	4.1%
Other Revenue	1.6%
Housing	1.1%

*Does not include short-term investments and other net assets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/15	3/31/14		Change
A (FKTFX)	$7.60	$7.21	+$	0.39
C (FRCTX)	$7.58	$7.19	+$	0.39
Advisor (FCAVX)	$7.59	$7.20	+$	0.39

Distributions (4/1/14–3/31/15)
Dividend
Share Class	Income
A	$0.3057
C	$0.2649
Advisor	$0.3127

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 3/31/15

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Total Annual
Share Class		Total Return[1]		Total Return[2]	Operating Expenses[3]
A					0.57%
1-Year	+	9.83%	+	5.17%
5-Year	+	35.84%	+	5.40%
10-Year	+	65.29%	+	4.70%
C					1.13%
1-Year	+	9.26%	+	8.26%
5-Year	+	32.01%	+	5.71%
10-Year	+	56.23%	+	4.56%
Advisor					0.48%
1-Year	+	9.95%	+	9.95%
5-Year	+	36.53%	+	6.43%
10-Year	+	66.90%	+	5.26%

		Distribution		Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[4]		Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A		3.79%		7.71%	2.23%		4.54%
C		3.40%		6.91%	1.75%		3.56%
Advisor		4.08%		8.30%	2.41%		4.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
4. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
3/31/15.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
6. The 30-day standardized yield for the 30 days ended 3/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,098.30	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,022.09	$2.87
C
Actual	$1,000	$1,092.60	$5.90
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.69
Advisor
Actual	$1,000	$1,099.50	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.54	$2.42

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.57; C: 1.13%; and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Highlights
		Year Ended March 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.21	$7.50	$7.31	$6.55	$6.99
Income from investment operations[a]:
Net investment income[b]	0.31	0.32	0.31	0.33	0.33
Net realized and unrealized gains (losses)	0.39	(0.29)	0.19	0.77	(0.44)
Total from investment operations	0.70	0.03	0.50	1.10	(0.11)
Less distributions from net investment income	(0.31)	(0.32)	(0.31)	(0.34)	(0.33)
Net asset value, end of year	$7.60	$7.21	$7.50	$7.31	$6.55

Total return[c]	9.83%	0.56%	6.89%	17.19%	(1.82)%

Ratios to average net assets
Expenses	0.58%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.11%	4.47%	4.15%	4.71%	4.73%

Supplemental data
Net assets, end of year (000’s)	$11,757,208	$10,997,355	$12,645,406	$12,259,513	$11,238,491
Portfolio turnover rate	9.71%	20.33%	8.92%	5.96%	7.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.19	$7.49	$7.30	$6.54	$6.98
Income from investment operations[a]:
Net investment income[b]	0.26	0.28	0.27	0.29	0.29
Net realized and unrealized gains (losses)	0.39	(0.30)	0.19	0.77	(0.44)
Total from investment operations	0.65	(0.02)	0.46	1.06	(0.15)
Less distributions from net investment income	(0.26)	(0.28)	(0.27)	(0.30)	(0.29)
Net asset value, end of year	$7.58	$7.19	$7.49	$7.30	$6.54

Total return[c]	9.26%	(0.14)%	6.32%	16.57%	(2.37)%

Ratios to average net assets
Expenses	1.14%	1.13%	1.13%	1.13%	1.13%
Net investment income	3.55%	3.91%	3.59%	4.15%	4.17%

Supplemental data
Net assets, end of year (000’s)	$1,316,471	$1,143,138	$1,403,410	$1,219,459	$1,013,615
Portfolio turnover rate	9.71%	20.33%	8.92%	5.96%	7.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.20	$7.49	$7.30	$6.54	$6.98
Income from investment operations[a]:
Net investment income[b]	0.31	0.32	0.32	0.34	0.33
Net realized and unrealized gains (losses)	0.39	(0.28)	0.18	0.77	(0.44)
Total from investment operations	0.70	0.04	0.50	1.11	(0.11)
Less distributions from net investment income	(0.31)	(0.33)	(0.31)	(0.35)	(0.33)
Net asset value, end of year	$7.59	$7.20	$7.49	$7.30	$6.54

Total return	9.95%	0.65%	7.00%	17.32%	(1.73)%

Ratios to average net assets
Expenses	0.49%	0.48%	0.48%	0.48%	0.48%
Net investment income	4.20%	4.56%	4.24%	4.80%	4.82%

Supplemental data
Net assets, end of year (000’s)	$908,763	$639,087	$756,542	$591,932	$446,360
Portfolio turnover rate	9.71%	20.33%	8.92%	5.96%	7.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Statement of Investments, March 31, 2015
	Principal
	Amount	Value
Municipal Bonds 97.0%
California 92.0%
ABAG Finance Authority for Nonprofit Corps. COP, Butte Valley-Tulelake Rural Health Projects Inc.,
California Mortgage Insured, 6.65%, 10/01/22	$475,000	$476,354
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A,
5.45%, 4/01/39	5,500,000	5,500,935
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 6.125%, 5/15/40	17,635,000	21,404,658
Eskaton Properties Inc., Refunding, 5.00%, 11/15/35	10,000,000	10,775,300
San Diego Hospital Assn., Sharp Healthcare, Series B, 6.25%, 8/01/39	17,500,000	20,880,825
St. Rose Hospital, Series A, California Mortgage Insured, 5.625%, 5/15/29	9,050,000	10,538,725
St. Rose Hospital, Series A, California Mortgage Insured, 6.00%, 5/15/29	8,620,000	10,174,100
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
AGMC Insured, 5.30%, 10/01/21	210,000	210,567
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
Series A, AMBAC Insured,
5.30%, 10/01/22	81,685,000	89,425,471
5.30%, 10/01/23	70,015,000	76,667,825
5.40%, 10/01/24	43,770,000	48,013,064
5.45%, 10/01/25	32,960,000	36,212,493
zero cpn., 10/01/29	20,000,000	10,906,600
zero cpn., 10/01/30	41,665,000	21,396,644
Alameda County COP, Alameda County Medical Center Project, NATL Insured, ETM,
5.00%, 6/01/23	19,195,000	19,256,616
5.30%, 6/01/26	7,000,000	7,023,240
5.00%, 6/01/28	8,925,000	8,951,775
Alhambra USD, GO, Election of 2004, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/29	13,025,000	13,231,056
Alvord USD, GO, Riverside County,
Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	11,625,000	12,892,706
Election of 2007, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	32,698,650
Election of 2007, Series B, AGMC Insured, zero cpn., 8/01/36	15,000,000	6,196,500
Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	20,000,000	22,519,200
Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Subordinate,
Series C, AGMC Insured, zero cpn.,
9/01/24	26,855,000	20,556,965
9/01/26	29,430,000	20,463,268
9/01/27	22,860,000	14,988,616
9/01/28	14,425,000	8,939,317
9/01/29	24,810,000	14,462,990
9/01/32	13,665,000	6,787,132
9/01/33	37,070,000	17,464,418
9/01/34	24,970,000	11,207,285
3/01/37	15,080,000	5,911,360
Anaheim UHSD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	5,752,613
Antelope Valley Community College District GO,
Election of 2004, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/01/39	14,900,000	16,506,369
Los Angeles and Kern Counties, Refunding, 5.00%, 8/01/39	34,845,000	40,379,431
Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38	8,420,000	9,480,920
Bakersfield City School District GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/31	8,390,000	9,169,431
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19	2,690,000	2,702,347
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/36	11,410,000	3,346,781
Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48	25,000,000	3,303,000
Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/53	60,000,000	5,376,000

franklintempleton.com	Annual Report | 15

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
Series F, Pre-Refunded, 5.00%, 4/01/31	$101,435,000	$106,207,517
Series F-1, Pre-Refunded, 5.00%, 4/01/39	81,800,000	91,764,058
Series F-1, Pre-Refunded, 5.50%, 4/01/43	18,000,000	20,458,080
Series F-1, Pre-Refunded, 5.125%, 4/01/47	53,585,000	60,309,917
Subordinate, Series S-2, 5.00%, 10/01/50	75,000,000	81,673,500
Subordinate, Series S-4, 5.00%, 4/01/43	36,040,000	40,746,824
Subordinate, Series S-4, 5.125%, 4/01/48	27,355,000	30,960,936
Subordinate, Series S-4, 5.25%, 4/01/53	33,000,000	37,763,550
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	5,201,078
Belmont-Redwood Shores School District GO, Election of 2005, Series A, AGMC Insured, 5.00%,
8/01/32	10,000,000	10,937,400
Beverly Hills USD, GO, Election of 2002, Series B, Pre-Refunded, 5.00%, 8/01/30	8,590,000	8,725,894
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	7,500,000	7,501,125
Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34	10,295,000	11,245,023
Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40	17,650,000	19,090,240
Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,691,304
California Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Refunding, Series A, NATL Insured, 5.75%, 7/01/15	2,780,000	2,791,203
Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	900,000	904,149
Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21	43,780,000	43,680,182
Northern California Presbyterian Homes and Services Inc., Refunding, 5.40%, 7/01/28	6,340,000	6,357,879
Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	8,500,000	8,536,210
Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22	1,800,000	1,802,196
California HFAR,
Home Mortgage, Series K, 4.75%, 8/01/36	5,000,000	5,031,450
MFHR III, Series B, NATL Insured, 5.50%, 8/01/39	11,950,000	11,951,434
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges Seismic
Retrofit, first lien, Series A,
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	5,000,000	6,516,000
FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	50,985,000	67,152,343
California State Educational Facilities Authority Revenue,
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/26	7,620,000	5,137,023
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/27	7,365,000	4,698,575
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/28	4,120,000	2,492,229
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/30	5,685,000	3,068,308
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/31	7,615,000	3,905,200
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn., 10/01/32	7,615,000	3,718,252
Occidental College, Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/36	7,275,000	7,448,582
Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35	4,130,000	4,241,593
Pepperdine University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35	1,090,000	1,124,695
Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26	5,150,000	3,317,991
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	35,448,941
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	28,495,000	39,412,004
Stanford University, Series U-4, 5.00%, 6/01/43	14,430,000	19,958,422
Stanford University, Series U-6, 5.00%, 5/01/45	90,580,000	126,305,658
California State GO,
NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,139,885
Various Purpose, 5.125%, 4/01/24	5,000	5,017
Various Purpose, 6.00%, 5/01/24	2,565,000	2,650,517
Various Purpose, 5.20%, 4/01/26	20,000	20,070
Various Purpose, 5.00%, 8/01/34	48,000,000	53,336,640

16 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Various Purpose, 6.00%, 4/01/38	$57,130,000	$67,944,138
Various Purpose, 6.00%, 11/01/39	100,000,000	121,379,000
Various Purpose, 5.25%, 11/01/40	69,685,000	81,724,477
Various Purpose, AGMC Insured, 5.50%, 4/01/19	540,000	554,413
Various Purpose, AGMC Insured, 5.50%, 3/01/20	415,000	424,209
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	214,960
Various Purpose, FGIC Insured, 6.00%, 8/01/19	905,000	922,494
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,008,998
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	260,630
Various Purpose, Refunding, 5.00%, 6/01/32	26,000,000	28,214,940
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	30,483,250
Various Purpose, Refunding, 5.25%, 3/01/38	59,045,000	65,470,867
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	29,308,750
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	17,275,657
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	96,732,550
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	50,922,047
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	28,634,500
Various Purpose, Refunding, AGMC Insured, 5.00%, 6/01/32	20,000,000	21,710,400
California State Health Facilities Financing Authority Revenue,
Adventist Health System West, Series A, 5.75%, 9/01/39	18,000,000	20,951,820
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/34	10,000,000	11,672,900
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	55,083,000
Cedars-Sinai Medical Center, 5.00%, 8/15/39	4,200,000	4,668,468
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	10,000,000	11,513,300
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	12,897,780
Children’s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	16,815,156
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	11,333,800
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	44,274,034
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	9,000,000	10,373,130
Providence Health and Services, Series C, Pre-Refunded, 6.25%, 10/01/28	4,000,000	4,739,120
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	125,000	148,933
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	6,375,000	7,607,670
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	12,397,110
Sutter Health, Series A, 5.00%, 8/15/38	30,300,000	33,130,626
Sutter Health, Series A, 5.25%, 11/15/46	76,570,000	81,659,608
Sutter Health, Series A, 5.00%, 8/15/52	76,565,000	87,089,625
California State Municipal Finance Authority COP, Community Hospitals of Central California
Obligated Group,
5.375%, 2/01/29	10,000,000	11,221,700
5.25%, 2/01/37	37,100,000	38,896,753
5.50%, 2/01/39	13,250,000	14,893,000
5.25%, 2/01/46	90,650,000	92,848,262
California State Municipal Finance Authority Revenue,
Eisenhower Medical Center, Series A, 5.75%, 7/01/40	7,000,000	7,755,300
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	37,209,931
California State Public Works Board Lease Revenue,
California Science Center, Series A, 5.25%, 10/01/22	8,645,000	8,676,900
Department of Corrections, Series C, 5.00%, 6/01/25	4,810,000	4,826,065
Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19	7,500,000	7,527,975
Various California Community College Projects, Refunding, Series A, 5.90%, 4/01/17	8,320,000	8,356,525
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	18,912,922
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	54,549,355

franklintempleton.com	Annual Report | 17

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Various Capital Projects, Series A, 5.00%, 4/01/32	$17,885,000	$20,235,089
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	32,421,420
Various Capital Projects, Series A, Sub Series A-1, 5.50%, 3/01/25	8,700,000	10,282,704
Various Capital Projects, Series A, Sub Series A-1, 6.00%, 3/01/35	10,000,000	11,929,100
Various Capital Projects, Series G, Sub Series G-1, 5.75%, 10/01/30	100,000,000	118,357,000
Various Capital Projects, Series I, 6.375%, 11/01/34	50,000,000	60,744,000
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	45,588,000
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	17,080,050
California State University Revenue, Systemwide,
Refunding, Series A, 5.00%, 11/01/39	23,000,000	26,741,870
Refunding, Series A, 5.00%, 11/01/42	29,645,000	33,291,335
Refunding, Series A, 5.00%, 11/01/44	32,345,000	37,432,222
Refunding, Series C, NATL Insured, 5.00%, 11/01/30	4,100,000	4,206,067
Refunding, Series C, NATL Insured, 5.00%, 11/01/35	3,280,000	3,364,066
Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/30	11,390,000	11,707,553
Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/35	9,620,000	9,888,206
California Statewide CDA, COP,
NATL Insured, 5.00%, 4/01/18	5,750,000	5,762,708
NATL Insured, 5.125%, 4/01/23	6,000,000	6,006,660
The Internext Group, 5.375%, 4/01/17	900,000	902,925
The Internext Group, 5.375%, 4/01/30	19,025,000	19,084,168
California Statewide CDA Revenue,
Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41	13,000,000	13,946,140
Catholic Healthcare West, Series A, 5.50%, 7/01/30	9,770,000	10,747,782
Catholic Healthcare West, Series E, 5.50%, 7/01/31	12,675,000	13,925,642
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%, 5/15/26	9,500,000	10,415,040
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/40	59,000,000	64,928,910
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	21,341,230
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	61,863,200
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24	5,640,000	5,073,124
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30	5,000,000	4,495,800
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35	13,900,000	12,495,683
Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39	23,930,000	21,509,002
Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25	2,800,000	2,518,376
Enloe Medical Center, Series B, California Mortgage Insured, 6.25%, 8/15/33	20,000,000	23,157,200
Enloe Medical Center, Series B, California Mortgage Insured, 5.75%, 8/15/38	36,500,000	41,573,500
Health Facility, Adventist Health, Series A, 5.00%, 3/01/30	6,300,000	6,313,545
Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded,
5.00%, 10/01/37	4,000,000	4,431,960
Huntington Memorial Hospital, Pre-Refunded, 5.00%, 7/01/35	45,000,000	45,536,400
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27	20,000,000	20,193,400
Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33	10,515,000	11,177,550
Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31	10,000,000	10,767,300
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	99,143,434
Kaiser Permanente, Series B, 5.00%, 3/01/41	46,980,000	48,509,669
Kaiser Permanente, Series B, 5.25%, 3/01/45	179,945,000	186,309,655
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37	20,000,000	21,819,000
Methodist Hospital of Southern California Project, FHA Insured, 6.25%, 8/01/24	12,235,000	14,706,715
Methodist Hospital of Southern California Project, FHA Insured, 6.625%, 8/01/29	20,015,000	24,194,332
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	19,690,000	23,812,101
Serenity House, Refunding, California Mortgage Insured, 5.50%, 1/01/28	3,400,000	3,411,220

18 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	$29,600,000	$33,277,800
St. Joseph Health System, Series C, FGIC Insured, 5.75%, 7/01/47	12,000,000	13,491,000
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	15,300,000	16,677,612
Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32	4,945,000	4,946,681
Sutter Health, Refunding, Series A, 5.00%, 11/15/43	108,300,000	110,860,212
Sutter Health, Series B, 5.25%, 11/15/48	63,255,000	68,338,804
Sutter Health, Series C, 5.00%, 11/15/38	23,925,000	25,999,537
California Statewide CDA Revenue COP, CHFCLP Insured Health Facilities, Unihealth, Series A,
AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25	24,545,000	27,694,614
California Statewide CDA Student Housing Revenue, University of California Irvine East Campus
Apartments Phase I, Refunding,
5.125%, 5/15/31	8,000,000	8,929,120
5.375%, 5/15/38	8,500,000	9,554,510
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Series A,
AGMC Insured, 5.25%, 10/01/24	275,000	276,018
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
10/01/33	5,000,000	5,002,250
Campbell USD,
GO, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/28	5,205,000	5,634,777
GO, Series E, AGMC Insured, 5.00%, 8/01/29	6,260,000	6,478,349
Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,557,400
Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	5,555,225
Carlsbad USD, GO,
zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34	14,000,000	13,116,880
zero cpn. to 8/01/26, 6.625% thereafter, 8/01/35	33,000,000	25,316,280
Centinela Valley UHSD, GO, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	20,228,971
Cerritos Community College District GO, Election of 2004, Series B, NATL Insured, Pre-Refunded,
5.00%, 8/01/31	16,580,000	17,618,737
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
5.00%, 11/01/22	1,675,000	1,823,991
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project, AMBAC Insured,
5.00%, 4/01/32	4,000,000	4,028,120
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,865,360
Chula Vista IDR, San Diego Gas and Electric Co.,
Refunding, Series A, 5.875%, 2/15/34	17,500,000	20,638,975
Series A, 5.30%, 7/01/21	8,500,000	8,682,580
Series B, 5.50%, 12/01/21	14,000,000	14,326,760
Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
Radian Insured, 5.125%, 8/01/35	5,175,000	5,177,588
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
5.70%, 8/01/30	10,000,000	10,304,200
6.00%, 8/01/35	11,160,000	11,527,945
6.00%, 8/01/42	10,000,000	10,287,700
Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	12,737,960
Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29	5,660,000	5,929,416
Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn., 11/01/15	6,810,000	6,801,351
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
NATL Insured, 5.00%, 9/01/34	6,115,000	6,135,974
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27	6,280,000	6,343,930
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile
Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	19,043,165
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	9,657,590

franklintempleton.com	Annual Report | 19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
East Bay MUD Wastewater System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A, 5.00%,
6/01/34	$10,355,000	$12,418,027
6/01/37	11,965,000	14,266,827
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,819,700
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	18,000,000	21,586,140
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/37	16,000,000	19,156,160
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	16,313,080
Alameda and Contra Costa Counties, Subordinate, Series A, NATL Insured, Pre-Refunded,
5.00%, 6/01/37	99,545,000	109,093,356
Series A, NATL Insured, 5.00%, 6/01/28	3,635,000	3,663,862
Series A, NATL Insured, 5.00%, 6/01/30	4,510,000	4,545,809
Series A, NATL Insured, 5.00%, 6/01/35	7,505,000	7,563,989
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/28	3,365,000	3,391,146
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/29	13,230,000	13,332,797
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/30	10,490,000	10,571,507
Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/35	20,000,000	20,155,400
Subordinate, Series A, NATL Insured, 5.00%, 6/01/29	14,265,000	14,378,264
El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
California Mortgage Insured, 5.25%, 3/01/26	6,225,000	6,234,898
Fairfax Elementary School District GO, Election of 2010, Refunding, AGMC Insured, zero cpn.,
11/01/48	10,380,000	1,970,643
Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42	10,000,000	10,614,000
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%,
10/01/27	12,500,000	12,708,500
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 6.00%, 1/15/49	305,000,000	362,465,050
Capital Appreciation, Refunding, Series A, 6.00%, 1/15/53	190,000,000	225,322,900
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	15,949,725
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	28,551,128
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	19,604,145
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	37,264,500
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	27,471,210
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	4,934,033
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	59,447,932
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	16,517,050
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	18,147,583
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	11,229,900
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,429,940
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	24,160,161
Convertible Capital Appreciation, Refunding Series A, zero cpn. to 1/14/24, 6.85% thereafter,
1/15/42	98,000,000	75,667,760
Refunding, Series A, 5.75%, 1/15/46	260,000,000	306,259,200
Fremont USD Alameda County GO, Election of 2002, Series B, AGMC Insured, Pre-Refunded,
5.00%, 8/01/28	10,000,000	10,158,200
Fresno USD, GO,
Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	9,713,020
Election of 2010, Series B, zero cpn., 8/01/41	35,000,000	7,233,100
Glendale Community College District GO, NATL Insured, zero cpn., 8/01/28	15,000,000	8,493,000
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Refunding, AGMC Insured, 5.00%, 6/01/45	30,000,000	30,235,800
Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	34,000,000	34,267,240

20 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, (continued)
Asset-Backed, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/45	$14,085,000	$14,189,933
Asset-Backed, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/45	30,000,000	30,235,800
Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45	20,000,000	20,157,200
Asset-Backed, Senior Series A-1, 5.125%, 6/01/47	5,000,000	3,863,700
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	77,500,000	65,597,550
[a]Asset-Backed, Series A, 5.00%, 6/01/35	25,000,000	28,639,250
[a]Asset-Backed, Series A, 5.00%, 6/01/40	110,000,000	125,097,500
[a]Asset-Backed, Series A, 5.00%, 6/01/45	60,000,000	67,959,600
Asset-Backed, Series A, AGMC Insured, 5.00%, 6/01/35	50,000,000	50,350,500
Grand Terrace Community RDA Tax Allocation Revenue, Community Redevelopment Project Area,
Series A, 6.00%, 9/01/33	10,000,000	11,320,800
Hartnell Community College District GO, Capital Appreciation, Monterey and San Benito Counties,
Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	17,422,000
Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C, Assured Guaranty,
zero cpn., 8/01/48	37,665,000	7,930,366
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, 5.375%,
8/01/34	7,750,000	9,035,570
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A,
NATL Insured, zero cpn., 8/01/28	10,005,000	6,352,175
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed Bonds,
Turbo Convertible Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	35,485,100
Irvine USD Financing Authority Special Tax, Series A,
5.00%, 9/01/26	2,865,000	2,923,704
5.125%, 9/01/36	10,585,000	10,780,717
Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34	15,000,000	15,801,600
La Palma Community Development Commission Tax Allocation, La Palma Community
Development Project No. 1, Refunding, 6.10%, 6/01/22	1,205,000	1,209,169
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	11,439,376
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16	5,000	5,670
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%,
8/01/39	10,280,000	11,814,907
Lemon Grove School District GO, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/50	20,990,000	4,255,093
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, Pre-Refunded,
5.00%, 12/01/23	8,700,000	8,973,963
8.25%, 12/01/38	35,000,000	41,810,300
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
5.50%, 11/15/28	8,000,000	9,711,280
5.00%, 11/15/29	17,465,000	20,354,584
5.50%, 11/15/30	5,000,000	6,100,200
5.00%, 11/15/35	69,800,000	81,148,084
5.50%, 11/15/37	35,000,000	43,484,000
Long Beach Community College District GO, Election of 2008, Series B, 4.00%, 8/01/42	7,130,000	7,418,979
Los Angeles Community College District GO,
Election of 2001, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	21,500,000	23,693,860
Election of 2001, Series E-1, Pre-Refunded, 5.00%, 8/01/33	25,000,000	28,379,000
Election of 2003, Series F-1, Pre-Refunded, 5.00%, 8/01/33	20,000,000	22,703,200
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
District No. 14, Series B, NATL Insured, 5.00%, 10/01/30	6,000,000	6,127,440
District No. 20, Series A, NATL Insured, 5.00%, 10/01/34	215,000	219,545
Los Angeles Department of Airports Revenue, Los Angeles International Airport,
Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	22,075,714
Senior, Series A, 5.00%, 5/15/34	18,500,000	20,791,410

franklintempleton.com	Annual Report | 21

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Department of Airports Revenue, Los Angeles International Airport, (continued)
Senior, Series A, 5.25%, 5/15/39	$14,000,000	$15,812,860
Senior, Series B, 5.00%, 5/15/45	7,505,000	8,742,049
Senior, Series D, 5.00%, 5/15/35	80,000,000	91,031,200
Subordinate, Refunding, Series C, 5.00%, 5/15/32	10,235,000	12,107,493
Subordinate, Refunding, Series C, 5.00%, 5/15/33	7,745,000	9,132,207
Subordinate, Series C, Pre-Refunded, 5.125%, 5/15/33	16,000,000	18,115,200
Los Angeles Department of Water and Power Revenue,
[a]Power System, Refunding, Series A, 5.00%, 7/01/33	66,020,000	77,675,171
[a]Power System, Refunding, Series A, 5.00%, 7/01/34	53,105,000	62,283,668
[a]Power System, Refunding, Series A, 5.00%, 7/01/35	15,105,000	17,674,058
[a]Power System, Refunding, Series A, 5.00%, 7/01/36	17,795,000	20,788,831
Power System, Series A, Sub Series A-1, 5.25%, 7/01/38	10,000,000	11,196,800
Power System, Series A, Sub Series A-1, AGMC Insured, Pre-Refunded, 5.00%, 7/01/31	10,000,000	10,119,200
Power System, Series A, Sub Series A-1, AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	63,435,000	64,183,533
Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37	11,345,000	12,365,483
Power System, Series B, 5.00%, 7/01/43	62,000,000	71,317,980
Power System, Series D, 5.00%, 7/01/44	51,940,000	60,088,347
Power System, Series E, 5.00%, 7/01/39	13,950,000	16,199,437
Power System, Series E, 5.00%, 7/01/44	34,000,000	39,333,920
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	92,602,380
Water System, Series A, 5.00%, 7/01/44	50,000,000	58,062,500
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36	14,385,000	15,144,384
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38	18,000,000	19,372,500
Water System, Series A, Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44	38,000,000	40,740,180
Los Angeles Harbor Department Revenue, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,955,725
Los Angeles USD, GO,
Series E, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/30	15,000,000	15,177,000
Series F, 5.00%, 7/01/29	2,250,000	2,586,983
Series I, 5.00%, 7/01/29	10,000,000	11,497,700
Series I, 5.00%, 1/01/34	36,760,000	41,745,391
Los Angeles Wastewater System Revenue, Refunding, Series A, 5.00%, 6/01/39	25,000,000	28,257,250
Los Gatos-Saratoga Joint UHSD, GO, Santa Clara and Santa Cruz Counties, Election of 2014,
Series A, 4.00%,
8/01/39	10,635,000	11,149,309
8/01/44	16,090,000	16,815,659
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	34,770,000
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%,
7/01/22	6,330,000	7,664,427
Madera County COP, Valley Children’s Hospital Project, NATL Insured,
5.00%, 3/15/23	8,500,000	8,512,410
5.75%, 3/15/28	27,500,000	27,555,000
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM,
5.40%, 1/15/17	3,535,000	3,590,959
5.50%, 1/15/24	11,790,000	13,808,566
Modesto High School District Stanislaus County GO, Capital Appreciation, Series A, NATL Insured,
zero cpn.,
8/01/21	9,660,000	8,374,254
8/01/23	10,815,000	8,692,989
5/01/27	12,770,000	8,703,010
Moreno Valley USD, GO, Election of 2004, Series A, AGMC Insured, zero cpn.,
8/01/27	6,315,000	4,660,281
8/01/28	6,625,000	4,695,270

22 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Mount San Antonio Community College District GO, Los Angeles County, Election of 2008,
Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	$55,000,000	$37,858,150
Murrieta Valley USD, COP, School Facility Bridge Funding Program, 5.75%, 5/01/41	12,000,000	14,201,280
Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32	16,450,000	17,840,847
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	950,000	951,606
Newport Mesa USD, GO, Election of 2005, Capital Appreciation, zero cpn. to 7/31/21,
6.30% thereafter, 8/01/42	20,000,000	18,705,800
Oak Grove School District GO, Election of 2008, Series B-1, zero cpn., 6/01/41	36,240,000	6,947,570
Oakland GO, Series B, 6.25%, 1/15/39	10,045,000	11,850,287
Oakland USD Alameda County GO, Election of 2006, Series A, 6.125%, 8/01/29	7,225,000	8,167,357
Orange County Water District Revenue COP, Series B, NATL Insured,
ETM, 5.00%, 8/15/28	13,740,000	17,419,160
ETM, 5.00%, 8/15/34	3,305,000	4,250,527
Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,446,211
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%,
8/01/44	10,755,000	10,905,140
Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas, Refunding, NATL Insured,
5.00%, 9/01/34	6,980,000	6,986,142
Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37	21,000,000	22,040,760
Palomar Community College District GO,
Convertible Capital Appreciation, Election of 2006, Series A, zero cpn. to 8/01/25,
6.20% thereafter, 8/01/39	69,410,000	54,034,297
[a]Election of 2006, Series C, 5.00%, 8/01/44	20,000,000	23,216,600
Palomar Pomerado Health Care District COP, 6.75%, 11/01/39	30,000,000	33,352,500
Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004, Series A,
Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38	36,000,000	37,414,800
zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	59,074,800
Paramount USD, GO, County of Los Angeles, Election of 2006, BAM Insured, zero cpn.,
8/01/43	32,000,000	6,141,120
8/01/48	28,000,000	3,582,880
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31	5,000,000	5,007,300
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	15,972,395
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21	3,350,000	3,403,131
Placentia-Yorba Linda USD, GO, Capital Appreciation, Election of 2008, Series D, zero cpn.,
8/01/43	27,955,000	8,195,567
8/01/46	89,200,000	22,683,560
8/01/49	85,000,000	18,705,950
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23	1,695,000	1,699,746
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008,
Refunding, Series B, zero cpn., 8/01/46	45,000,000	11,981,700
Ramona USD, COP, Convertible Capital Appreciation, Refunding, NATL Insured, 5.00%,
5/01/32	16,000,000	17,107,200
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
Refunding, Series A, 5.00%, 7/01/38	11,200,000	11,776,912
Series A, 5.00%, 7/01/47	58,450,000	61,231,051
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
8/15/16	8,605,000	8,538,311
8/15/17	13,605,000	13,309,499
8/15/18	13,605,000	13,059,167
Redding California Electricity System Revenue COP, Series A, NATL Insured, 5.00%, 6/01/35	12,725,000	12,803,132
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	14,756,046
Rialto USD, GO, Capital Appreciation,
Election of 1999, Series A, NATL Insured, zero cpn., 6/01/19	9,370,000	7,873,892
Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/41	27,000,000	21,318,930

franklintempleton.com	Annual Report | 23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside Community College District GO, Election of 2004, Series C, NATL Insured, 5.00%,
8/01/32	$6,930,000	$7,554,393
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
NATL Insured, zero cpn.,
6/01/23	14,160,000	10,884,226
6/01/24	13,005,000	9,514,978
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, NATL Insured,
5.00%,
11/01/30	9,905,000	10,153,021
11/01/36	6,345,000	6,487,065
Riverside County Flood Control and Water Conservation District Special Assessment, Elsinore
Valley AD, Zone 3, 7.875%,
9/01/15	410,000	422,489
9/01/16	440,000	485,038
9/01/17	475,000	549,874
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A,
XLCA Insured, 5.00%, 10/01/35	17,500,000	17,580,500
Riverside County SFMR, Capital Appreciation Mortgage,
Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	22,030,110
Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	21,793,896
Riverside County Transportation Commission Sales Tax Revenue, Series A, 5.25%, 6/01/39	11,000,000	12,918,510
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%,
6/01/48	10,000,000	11,569,400
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	11,154,600
Refunding, Series A, 5.00%, 10/01/43	11,535,000	13,096,147
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured, 5.00%,
9/01/36	10,090,000	10,632,136
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 7.00%,
9/01/39	8,865,000	10,529,226
Rocklin USD, GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/16	17,715,000	17,598,790
Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	6,118,286
Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	6,200,144
Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	6,163,322
Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	10,687,931
Roseville City School District GO, Capital Appreciation, Series A, zero cpn., 8/01/17	17,900,000	16,504,516
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,006
Roseville Joint UHSD, GO,
Capital Appreciation, Series A, zero cpn., 8/01/17	7,430,000	6,509,349
Placer and Sacramento Counties, Election of 2004, Series B, NATL Insured, Pre-Refunded,
5.00%, 8/01/30	8,375,000	8,507,493
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,780,600
Rowland USD, GO, Series A, AGMC Insured, 5.00%, 8/01/31	17,715,000	18,688,262
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Series A,
NATL Insured, 5.00%, 10/01/37	8,715,000	9,492,639
Sacramento City Financing Authority Revenue, Capital Improvement, Community Reinsurance
Capital Program, Series A, AMBAC Insured, 5.00%,
12/01/31	16,915,000	18,035,280
12/01/36	5,740,000	6,097,602
Sacramento County Airport System Revenue,
PFC/Grant, Subordinate, Series C, Assured Guaranty, 5.75%, 7/01/39	5,000,000	5,673,750
Senior, 5.00%, 7/01/40	9,000,000	10,085,040

24 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Sacramento County Airport System Revenue, (continued)
Senior, Series A, AGMC Insured, 5.00%, 7/01/41	$10,000,000	$10,921,100
Senior, Series B, AGMC Insured, 5.25%, 7/01/39	20,000,000	22,024,800
Sacramento County Sanitation Districts Financing Authority Revenue,
County Sanitation District No. 1, NATL Insured, 5.00%, 8/01/30	11,900,000	12,090,281
Refunding, Series A, 5.00%, 12/01/44	25,000,000	28,783,500
Sacramento Regional County Sanitation District, NATL Insured, 5.00%, 12/01/36	13,220,000	13,827,195
Sacramento Regional County Sanitation District, NATL Insured, Pre-Refunded, 5.00%,
12/01/30	10,000,000	10,547,900
Sacramento Regional County Sanitation District, NATL Insured, Pre-Refunded, 5.00%,
12/01/36	47,875,000	50,498,071
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	24,686,103
San Bernardino Community College District GO, Election of 2008, Series B, zero cpn., 8/01/48	66,390,000	15,942,231
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%, 8/01/26	13,045,000	13,063,524
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding,
NATL Insured, 5.70%, 1/01/23	6,315,000	6,030,762
San Buenaventura Public Facilities Financing Authority Waste Water Revenue, Series C, 5.00%,
1/01/44	10,840,000	12,299,823
San Diego Community College District GO, Election of 2002, Capital Appreciation, zero cpn. to
8/01/19, 6.00% thereafter, 8/01/33	26,880,000	27,290,995
San Diego County COP, The Salk Institute for Biological Studies, 5.125%, 7/01/40	15,000,000	16,728,150
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	6,341,762
Refunding, Sub Series A, 5.00%, 7/01/27	11,565,000	13,290,151
San Diego County Regional Transportation Commission Sales Tax Revenue, Series A, 5.00%,
4/01/44	54,915,000	63,798,600
4/01/48	20,000,000	23,098,600
San Diego County Water Authority Water Revenue COP, Series A, AGMC Insured,
5.00%, 5/01/34	11,030,000	11,071,914
Pre-Refunded, 5.00%, 5/01/34	95,675,000	96,042,392
San Diego RDA Tax Allocation, Horton Plaza Redevelopment Project, Refunding, Series A,
AGMC Insured, 6.00%, 11/01/15	845,000	848,743
San Diego USD, GO,
Capital Appreciation, Refunding, Series R-2, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	53,261,025
Election of 1998, Capital Appreciation, Series A, NATL Insured, zero cpn., 7/01/21	12,160,000	10,496,390
Election of 1998, Capital Appreciation, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	6,989,502
Election of 1998, Capital Appreciation, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	8,863,530
Election of 2008, Capital Appreciation, Series C, zero cpn. to 6/30/30, 6.625% thereafter,
7/01/48	29,840,000	19,601,001
Election of 2008, Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	104,505,000	99,208,687
Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	38,194,833
San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/32	28,000,000	30,744,560
San Francisco City and County Airport Commission International Airport Revenue,
Issue 32G, Refunding, Second Series, NATL Insured, 4.50%, 5/01/28	7,500,000	7,779,000
Series B, 5.00%, 5/01/44	31,000,000	35,522,900
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL Insured,
5.00%, 9/01/31	5,805,000	5,822,879
San Francisco City and County Public Utilities Commission Water Revenue, Sub Series A, 5.00%,
11/01/36	23,490,000	26,884,070
11/01/41	5,800,000	6,554,174
11/01/43	71,735,000	81,605,019
San Jacinto USD, COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	13,560,480

franklintempleton.com	Annual Report | 25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	$104,745,000	$72,138,929
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	97,115,280
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	109,386,276
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	97,202,202
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	97,173,997
senior lien, ETM, zero cpn., 1/01/25	5,700,000	4,601,097
senior lien, ETM, zero cpn., 1/01/28	33,545,000	24,134,957
senior lien, ETM, zero cpn., 1/01/29	37,050,000	25,350,721
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	138,555,000
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	471,439,100
San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37	25,500,000	26,981,295
San Jose Financing Authority Lease Revenue,
Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	21,779,713
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/21	14,045,000	14,093,034
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/22	14,730,000	14,778,904
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility Project,
Series A, AMBAC Insured, 5.00%, 9/01/24	5,000,000	5,007,100
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,636,192
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,868,884
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	37,150,738
San Jose RDA Tax Allocation,
Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27	7,325,000	7,331,739
Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28	2,030,000	2,034,831
Merged Area Redevelopment Project, Series A, 6.50%, 8/01/18	10,000,000	10,927,500
Merged Area Redevelopment Project, Series B, 7.00%, 8/01/35	28,565,000	31,839,692
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32	13,395,000	13,806,494
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project,
6.50%,
5/01/36	10,000,000	12,318,300
5/01/42	10,000,000	12,292,900
San Jose USD, COP, AGMC Insured, ETM, zero cpn.,
1/01/27	7,105,000	5,197,308
1/01/29	7,105,000	4,796,017
San Juan USD, GO, Election of 1998, Series B, NATL Insured, zero cpn.,
8/01/26	15,825,000	10,616,360
8/01/27	18,605,000	12,628,702
8/01/28	19,470,000	12,524,467
San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series A,
NATL Insured, 5.00%, 9/01/32	12,500,000	13,532,000
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	19,600,950
San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured, 5.00%,
8/01/39	6,555,000	6,558,933
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded,
zero cpn. to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	11,769,737
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22	5,000,000	4,205,050
San Ramon PFA Tax Allocation Revenue, NATL Insured, 5.30%, 2/01/28	15,970,000	16,202,363
San Ramon Valley Fire Protection District COP, XLCA Insured, Pre-Refunded, 5.00%, 8/01/36	5,655,000	6,009,286
San Ramon Valley USD, GO, Election of 2002, NATL Insured, Pre-Refunded, 5.00%, 8/01/28	14,770,000	15,695,341
Sanger USD, GO, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/27	5,000,000	5,412,850

26 | Annual Report		franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A,
6.25%, 9/01/24	$7,005,000	$8,534,612
6.75%, 9/01/28	13,500,000	16,567,605
[b]Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	2,690,000	2,692,287
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
5.125%, 2/01/41	20,000,000	21,381,000
Santa Clarita Community College District GO, Election of 2006, NATL Insured, 5.00%, 8/01/32	9,765,000	10,569,538
Santa Cruz County RDA Tax Allocation, Live Oak/Soquel Community Improvement Project Area,
Series A, 7.00%, 9/01/36	5,000,000	5,825,700
Santa Maria Joint UHSD, GO, 4.00%, 8/01/37	14,230,000	14,597,276
Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%, 10/01/48	15,460,000	16,265,930
Saugus USD, GO, Series B, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	5,000,000	5,079,100
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A,
AGMC Insured, zero cpn., 8/01/42	49,000,000	12,986,960
Semitropic Improvement District Water Storage District Revenue, second lien, Refunding, Series A,
AGMC Insured, 5.00%, 12/01/45	10,000,000	11,487,900
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility Project,
Series A, 6.05%, 1/01/17	1,920,000	1,928,640
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	12,865,242
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%,
11/01/33	17,500,000	20,484,800
Southern California Public Power Authority Transmission Project Revenue, Southern Transmission
Project, 6.125%, 7/01/18	1,135,000	1,140,005
Southern California Water Replenishment District Revenue COP, 5.00%, 8/01/41	12,870,000	14,382,225
Stockton-East Water District COP, Capital Appreciation, 1990 Project, Series B, zero cpn.,
4/01/16	103,885,000	102,059,741
Sweetwater UHSD, GO, Election of 2006, Series A, AGMC Insured, 5.625%, 8/01/47	10,000,000	10,981,400
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	10,000,000	10,900,700
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31	4,385,000	4,397,234
Trabuco Canyon PFA, Special Tax Revenue, Refunding,
Series A, AGMC Insured, 6.10%, 10/01/15	585,000	601,439
Series C, AGMC Insured, 6.10%, 7/01/19	3,940,000	4,203,074
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.50%,
5/01/43	10,855,000	12,502,680
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and Emergency
Response Facilities and Services, 6.00%, 8/01/44	10,710,000	12,983,305
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	84,295,500
Series A, NATL Insured, 4.50%, 5/15/47	54,085,000	54,708,059
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,844,733
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	29,133,862
Limited Project, Series D, NATL Insured, Pre-Refunded, 5.00%, 5/15/37	10,000,000	10,633,700
Limited Project, Series D, NATL Insured, Pre-Refunded, 5.00%, 5/15/41	7,750,000	8,241,118
UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34	3,710,000	3,711,781
Upland COP, San Antonio Community Hospital, Refunding, 6.50%, 1/01/41	34,130,000	40,329,032
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45	62,900,000	17,162,265
[b]Vacaville PFAR, Local Agency, 8.65%, 9/02/18	2,070,000	2,052,405
Vacaville USD, GO, Election of 2001, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/32	7,790,000	8,584,892
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	4,090,000	4,108,732
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	1,230,000	1,239,164
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	28,350,000	31,845,838
Vista USD, GO, Election of 2002, Series C, AGMC Insured, 5.00%, 8/01/28	2,000,000	2,184,560

franklintempleton.com	Annual Report | 27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Washington Township Health Care District Revenue,
Refunding, 5.25%, 7/01/29	$6,500,000	$6,515,600
Refunding, Series A, 5.00%, 7/01/37	7,000,000	7,284,340
Series A, 5.50%, 7/01/38	11,000,000	11,859,210
West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34	11,035,000	12,050,992
West Sacramento Area Flood Control Agency Assessment Revenue, 5.25%, 9/01/41	9,030,000	10,189,904
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
9/01/34	5,000,000	5,803,350
Western Placer USD, COP, Refinancing Project, Series B, Assured Guaranty, 5.125%, 8/01/47	10,275,000	10,706,036
Westlands Water District Revenue COP, Series A, NATL Insured, 5.00%,
9/01/30	6,250,000	6,269,500
9/01/31	7,490,000	7,898,879
9/01/35	5,910,000	5,927,730
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, 5.00%,
8/01/34	18,980,000	21,548,184
		12,851,345,796
U.S. Territories 5.0%
Puerto Rico 5.0%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding,
5.50%, 5/15/39	7,210,000	7,303,442
5.625%, 5/15/43	25,500,000	25,480,365
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/32	30,000,000	20,550,000
Refunding, Series A, 5.75%, 7/01/41	20,485,000	13,827,375
Refunding, Series A, AGMC Insured, 5.00%, 7/01/35	17,145,000	17,150,829
Refunding, Series A, NATL Insured, 5.50%, 7/01/20	10,000,000	10,654,000
Refunding, Series E, 5.50%, 7/01/31	18,980,000	13,048,750
Refunding, Sub Series C-7, NATL Insured, 6.00%, 7/01/27	21,000,000	22,277,640
Series A, 5.125%, 7/01/28	10,000,000	6,901,700
Series A, 5.125%, 7/01/31	68,780,000	46,426,500
Series A, 6.00%, 7/01/38	10,000,000	6,925,100
Series B, Pre-Refunded, 5.25%, 7/01/32	12,495,000	13,267,441
Series B, Pre-Refunded, 5.00%, 7/01/35	21,200,000	22,444,864
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.00%, 7/01/36	63,000,000	66,740,310
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Series K, Pre-Refunded, 5.00%,
7/01/40	30,000,000	30,357,600
7/01/45	30,000,000	30,357,600
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
7/01/46	9,475,000	5,140,661
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	11,750,000
Refunding, Series A, 5.00%, 7/01/42	24,000,000	14,100,000
Series A, 7.00%, 7/01/33	50,000,000	29,375,000
Series WW, 5.00%, 7/01/28	12,030,000	7,067,625
Series WW, 5.25%, 7/01/33	32,250,000	18,946,875
Series XX, 5.25%, 7/01/40	14,000,000	8,225,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	6,800,000	6,517,732

28 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	$20,000,000	$12,454,800
6.00%, 12/15/26	10,000,000	6,350,500
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	26,510,000	17,437,218
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24	21,535,000	22,237,256
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/27	15,000,000	15,424,650
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/28	10,000,000	10,271,100
Refunding, Series N, 5.00%, 7/01/37	10,925,000	6,882,750
Series S, 6.00%, 7/01/41	32,840,000	21,551,250
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	21,000,000	10,725,540
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	80,000,000	55,650,400
first subordinate, Series A, 5.75%, 8/01/37	10,000,000	6,225,000
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	6,000,000
first subordinate, Series A, 5.50%, 8/01/42	10,000,000	6,075,000
first subordinate, Series A, 6.00%, 8/01/42	8,000,000	5,020,000
first subordinate, Series C, 5.50%, 8/01/40	50,000,000	30,375,000
Series A, 5.25%, 8/01/57	10,000,000	6,925,000
		694,441,873
U.S. Virgin Islands 0.0%†
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%,
10/01/37	10,000,000	11,620,600
Total U.S. Territories		706,062,473
Total Municipal Bonds before Short Term Investments
(Cost $12,162,652,272)		13,557,408,269
Short Term Investments (Cost $25,078,881) 0.1%
Municipal Bonds 0.1%
California 0.1%
California State RAN, 1.50%, 6/22/15	25,000,000	25,079,750
Total Investments (Cost $12,187,731,153) 97.1%		13,582,488,019
Other Assets, less Liabilities 2.9%		399,954,098
Net Assets 100.0%		$13,982,442,117

See Abbreviations on page 39.

†Rounds to less than 0.1% of net assets.
aSecurity purchased on a when-issued basis. See Note 1(b).
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2015, the aggregate value of these securities was $4,744,692, representing 0.03% of net assets.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in securities:
Cost	$12,187,731,153
Value	$13,582,488,019
Cash	675,651,818
Receivables:
Capital shares sold	15,437,236
Interest	152,764,894
Other assets	8,362
Total assets	14,426,350,329
Liabilities:
Payables:
Investment securities purchased	422,972,432
Capital shares redeemed	11,545,125
Management fees	5,163,953
Distribution fees	3,144,894
Transfer agent fees	803,631
Accrued expenses and other liabilities	278,177
Total liabilities	443,908,212
Net assets, at value	$13,982,442,117
Net assets consist of:
Paid-in capital	$12,857,749,372
Undistributed net investment income	19,210,018
Net unrealized appreciation (depreciation)	1,394,756,866
Accumulated net realized gain (loss)	(289,274,139)
Net assets, at value	$13,982,442,117
Class A:
Net assets, at value	$11,757,207,907
Shares outstanding	1,547,193,638
Net asset value per share[a]	$7.60
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.94
Class C:
Net assets, at value	$1,316,470,779
Shares outstanding	173,602,344
Net asset value and maximum offering price per share[a]	$7.58
Advisor Class:
Net assets, at value	$908,763,431
Shares outstanding	119,799,018
Net asset value and maximum offering price per share	$7.59

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
30 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Investment income:
Interest	$626,598,532
Expenses:
Management fees (Note 3a)	59,885,489
Distribution fees: (Note 3c)
Class A	10,748,859
Class C	7,966,932
Transfer agent fees: (Note 3e)
Class A	2,865,228
Class C	307,645
Advisor Class	196,673
Custodian fees	118,241
Reports to shareholders	246,469
Registration and filing fees	73,956
Professional fees	278,886
Trustees’ fees and expenses	128,917
Other	599,459
Total expenses	83,416,754
Net investment income	543,181,778
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	22,099,889
Net change in unrealized appreciation (depreciation) on investments	678,780,073
Net realized and unrealized gain (loss)	700,879,962
Net increase (decrease) in net assets resulting from operations	$1,244,061,740

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$543,181,778	$585,465,797
Net realized gain (loss) from investments	22,099,889	(146,820,511)
Net change in unrealized appreciation (depreciation) on investments	678,780,073	(472,617,597)
Net increase (decrease) in net assets resulting from operations	1,244,061,740	(33,972,311)
Distributions to shareholders from:
Net investment income:
Class A	(467,420,207)	(512,303,236)
Class C	(43,453,104)	(48,102,555)
Advisor Class	(32,529,278)	(30,931,338)
Total distributions to shareholders	(543,402,589)	(591,337,129)
Capital share transactions: (Note 2)
Class A	162,741,957	(1,119,826,231)
Class C	109,921,091	(198,368,848)
Advisor Class	229,539,971	(82,273,762)
Total capital share transactions	502,203,019	(1,400,468,841)
Net increase (decrease) in net assets	1,202,862,170	(2,025,778,281)
Net assets:
Beginning of year	12,779,579,947	14,805,358,228
End of year	$13,982,442,117	$12,779,579,947
Undistributed net investment income included in net assets:
End of year	$19,210,018	$21,327,343

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

34 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	136,582,063	$1,018,597,446	127,634,165	$909,003,642
Shares issued in reinvestment of distributions	49,076,031	364,274,073	55,422,143	393,993,871
Shares redeemed	(164,229,677)	(1,220,129,562)	(342,649,384)	(2,422,823,744)
Net increase (decrease)	21,428,417	$162,741,957	(159,593,076)	$(1,119,826,231)
Class C Shares:
Shares sold	29,305,350	$218,340,322	23,562,825	$168,703,402
Shares issued in reinvestment of distributions	4,797,723	35,570,020	5,432,044	38,577,495
Shares redeemed	(19,407,781)	(143,989,251)	(57,491,337)	(405,649,745)
Net increase (decrease)	14,695,292	$109,921,091	(28,496,468)	$(198,368,848)
Advisor Class Shares:
Shares sold	46,024,930	$341,531,773	35,915,039	$255,824,951
Shares issued in reinvestment of distributions	3,331,266	24,736,488	3,096,961	21,978,503
Shares redeemed	(18,373,202)	(136,728,290)	(51,188,043)	(360,077,216)
Net increase (decrease)	30,982,994	$229,539,971	(12,176,043)	$(82,273,762)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors have advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,941,166
CDSC retained	$135,837

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2015, the Fund paid transfer agent fees of $3,369,546, of which $1,522,146 was retained by Investor Services.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

36 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

At March 31, 2015, the Fund’s capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$108,014
Capital loss carryforwards not subject to expiration:
Short term	134,233,239
Long term	149,957,629
Total capital loss carryforwards	$284,298,882

During the year ended March 31, 2015, the Fund utilized $23,684,195 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2015 and 2014, were as follows:

	2015	2014
Distributions paid from tax exempt income	$543,402,589	$591,337,129

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$12,192,757,601

Unrealized appreciation	$1,618,652,948
Unrealized depreciation	(228,922,530)
Net unrealized appreciation (depreciation)	$1,389,730,418

Distributable earnings – undistributed tax exempt income	$19,261,208

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $1,973,488,495 and $1,237,921,033, respectively.

6. Credit Risk

At March 31, 2015, the Fund had 5.00% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $ 2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

38 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

Abbreviations
Selected Portfolio
ABAG	The Association of Bay Area Governments	HFAR	Housing Finance Authority Revenue
ACA	American Capital Access Holdings Inc.	ID	Improvement District
AD	Assessment District	IDR	Industrial Development Revenue
AGMC	Assured Guaranty Municipal Corp.	MFHR	Multi-Family Housing Revenue
AMBAC	American Municipal Bond Assurance Corp.	MUD	Municipal Utility District
BAM	Build America Mutual Assurance Co.	NATL	National Public Financial Guarantee Corp.
BART	Bay Area Rapid Transit	NATL RE	National Public Financial Guarantee Corp. Reinsured
BHAC	Berkshire Hathaway Assurance Corp.	PBA	Public Building Authority
CDA	Community Development Authority/Agency	PFA	Public Financing Authority
CFD	Community Facilities District	PFAR	Public Financing Authority Revenue
CHFCLP	California Health Facilities Construction Loan Program	RAN	Revenue Anticipation Note
COP	Certificate of Participation	RDA	Redevelopment Agency/Authority
CRDA	Community Redevelopment Authority/Agency	RMR	Residential Mortgage Revenue
ETM	Escrow to Maturity	SFMR	Single Family Mortgage Revenue
FGIC	Financial Guaranty Insurance Co.	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance
GNMA	Government National Mortgage Association
GO	General Obligation

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

40 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2015. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1977	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since October	112	Avis Budget Group Inc. (car rental)
One Franklin Parkway		2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2006	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	155	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Trustee and		Chairman of the	138	None
One Franklin Parkway	Vice President	Board since 2013,
San Mateo, CA 94403-1906		Trustee since 1983
and Vice President
since 1982

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer
and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President Since 2012		Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin California Tax-Free Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a

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SHAREHOLDER INFORMATION

global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2014, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the highest performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board expressed its satisfaction with the Fund’s comparative performance as shown in the Lipper report noting the Fund’s income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be within two basis points of its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets were approximately $13.68 billion at December 31, 2014, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $67,240 for the fiscal year ended March 31, 2015 and $67,904 for the fiscal year ended March 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2015 and $6,930 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $3,803 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $155,933 for the fiscal year ended March 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2015 and $166,666 for the fiscal year ended March 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 27, 2015